UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 11, 2026
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American Integrity Insurance Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-42634	33-2925846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Bayport Drive, Suite 500 Tampa, Florida	33607
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (813) 880-7000
Not Applicable
(Former name or former address, if changed since last report)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AII	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 11, 2026, American Integrity Insurance Group, Inc. (the “Company”) held its annual meeting of stockholders (the
“Annual Meeting”). A total of 18,640,944 shares of the Company’s common stock were present in person or by means of remote communication or represented by proxy at the Annual Meeting. The matters submitted for a vote and the related results are set forth below. A more detailed description of the proposals was included in the Company’s Definitive Proxy
Statement on Schedule 14A filed with the Securities and Exchange Commission on April 17, 2026.
Proposal 1: Election of the Class I director nominee, Steven Smathers, to the Company’s board of directors (the “Board”), to serve a full term of three years until the annual meeting of stockholders to be held in 2029 and until his successor shall have been duly elected and qualified or until his earlier death, resignation or removal.

NOMINEE	VOTES CAST FOR	VOTES CAST AGAINST	ABSTENTIONS	BROKER NON- VOTES
Steven Smathers	11,654,530	4,589,613	79	2,396,722
Proposal 2: Ratification of the appointment of Forvis Mazars, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

VOTES CAST FOR	VOTES CAST AGAINST	ABSTENTIONS
18,636,869	832	3,243
Proposal 3: Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

VOTES CAST FOR	VOTES CAST AGAINST	ABSTENTIONS	BROKER NON- VOTES
15,682,721	333,313	228,188	2,396,722
Proposal 4: Approval, on an advisory basis, of the frequency of future advisory votes on named executive officer compensation.

ONE YEAR	TWO YEARS	THREE YEARS	ABSTENTIONS	BROKER NON- VOTES
7,776,895	2,245	8,068,067	397,015	2,396,722
The proposals described above were acted upon by the Company’s stockholders at the Annual Meeting and received a sufficient number of votes to be approved.
Based on these results and consistent with the recommendation of the compensation committee of the Board, the Board has determined that the Company will conduct future advisory votes on the compensation of the Company’s named executive officers every three years. This policy will remain in effect until the next stockholder vote on the frequency of advisory votes on named executive officer compensation, which is expected to occur at the Company’s annual meeting of stockholders to be held in 2029.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTEGRITY INSURANCE GROUP, INC.

Date: June 12, 2026	By:	/s/ Robert Ritchie
	Name:	Robert Ritchie
	Title:	Chief Executive Officer